UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2012

Aon Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7933	36-3051915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Street, Chicago, Illinois (Address of Principal Executive Offices)	60601 (Zip Code)

Registrant’s telephone number, including area code: (312) 381-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 20, 2012, Aon Corporation, a Delaware corporation (“Aon”), entered into a $400,000,000 Five-Year Credit Agreement (the “Revolving Credit Agreement”) with Citibank, N.A. (“Citibank”), as administrative agent, the lenders party thereto (collectively, the “ Revolving Lenders”), JPMorgan Chase Bank, N.A. and Bank of America, N.A., as syndication agents, The Royal Bank of Scotland Plc and Wells Fargo Bank, National Association, as documentation agents and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner and Smith Incorporated, as joint lead arrangers and joint book managers, pursuant to which, subject to the conditions set forth in the Revolving Credit Agreement, the Revolving Lenders committed to provide an unsecured revolving credit facility.

Borrowings under the Revolving Credit Agreement will bear interest, at Aon’s option, at a rate equal to either (a) the rate for eurodollar deposits as reflected on the applicable Reuters LIBOR01 page for the interest period relevant to such borrowing (adjusted for any statutory reserve requirements for eurocurrency liabilities) (the “Eurodollar Rate”), plus the applicable margin or (b) the highest of (i) the rate of interest publicly announced by Citibank as its prime rate, (ii) the federal funds effective rate from time to time plus 0.5% and (iii) the one month Eurodollar Rate plus 1.0%, in each case plus the applicable margin.  The applicable margin for borrowings under the Revolving Credit Agreement may change depending on achievement of certain public debt ratings.  The Revolving Credit Agreement has a maturity date of March 20, 2017 and contains covenants with respect to the ratio of consolidated adjusted EBITDA to consolidated interest expense (which may not be less than 4.00 to 1.00) and the ratio of consolidated funded debt to consolidated adjusted EBITDA (which may not be more than the lower of (a) 3.25 to 1.00 or (b) the greater of (i) 3.00 to 1.00 or (ii) the lowest ratio of consolidated funded debt to consolidated adjusted EBITDA then set forth in certain of Aon’s other credit facilities), as well as other customary covenants, undertakings and events of default.

Aon has a number of other commercial relationships with the Revolving Lenders, lead arrangers and syndication agents or their affiliates.  In addition, Aon and certain of its affiliates have performed, and may perform, various insurance brokerage and consulting services for the Revolving Lenders, lead arrangers and syndication agents or their affiliates.

The foregoing summary is qualified in its entirety by reference to the Revolving Credit Agreement, a copy of which is filed herewith and incorporated by reference.

Item 1.02.  Termination of a Material Definitive Agreement.

On March 20 , 2012, Aon delivered notice to Citibank, as administrative agent, of its intent to terminate its $400,000,000 Three-Year Credit Agreement dated as of December 4, 2009, which agreement was described in Item 1.01 of Aon’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 9, 2009, and which description is incorporated herein by reference (the “Prior Revolving Credit Agreement”).  The Prior Revolving Credit Agreement was terminated effective March 20, 2012.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K regarding the entry into the Revolving Credit Agreement is incorporated herein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Long-Term Incentives.

On March 15, 2012, the Organization and Compensation Committee (the “Committee”) of Aon approved performance-based long-term incentive awards to certain of Aon’s executive officers who were named in the Summary Compensation Table for the year ended December 31, 2010 or will be named in the Summary Compensation Table for the year ended December 31, 2011 (the “Named Executive Officers”).  The award for Gregory C. Case, Aon’s President and Chief Executive Officer, was approved by Aon’s Board of Directors on March 16, 2012.  The awards for the Named Executive Officers and other eligible recipients were granted pursuant to the Leadership Performance Program (the “LPP”) which was approved and adopted by the Committee on March 15, 2012 as a sub-plan of the Aon Corporation 2011 Incentive Plan (the “Stock Plan”).    The LPP forms a part of Aon’s broad-based stock award strategy that is intended to drive the overall success of Aon while encouraging employee retention.

Each LPP award represents performance share units that will be earned and settled in Aon common stock based upon Aon’s performance relative to a cumulative adjusted earnings per share target over the period beginning January 1, 2012 and ending December 31, 2014 (the “LPP Performance Period”).

Under the LPP, the total performance score can range from a minimum of 0% to a maximum of 200% of target.  In addition, under the LPP, the Committee has the discretion to adjust Aon’s performance results or the target to take into account extraordinary or unusual items occurring during the respective performance period.  The nominal value of the awards under the LPP was determined by the Committee, and the number of target performance share units was calculated as of the date of grant based upon the fair market value of Aon common stock as of such date.  Upon completion of the LPP Performance Period, awards under the program will be determined and settled in Aon shares.

The Named Executive Officers were awarded the following number of target performance share units:

Name	Target LPP Performance Share Units
Gregory C. Case	175,618
Christa Davies	56,088
Stephen P. McGill	81,583
Michael O’Connor	40,791
Kristi Savacool	40,791
Gregory J. Besio	30,594

Item 9.01. Financial Statements and Exhibits.

(a)-(c) Not applicable

(d)           Exhibits:

Exhibit Number	Description of Exhibit

10.1

$400,000,000 Five-Year Credit Agreement dated as of March 20, 2012 among Aon Corporation, as borrower, the lenders party thereto, Citibank, N.A., as administrative agent, JPMorgan Chase Bank, N.A. and Bank of America, N.A., as syndication agents, The Royal Bank of Scotland Plc and Wells Fargo Bank, National Association, as documentation agents and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner and Smith Incorporated, as joint lead arrangers and joint book managers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon CORPORATION

	By:	/s/ Ram Padmanabhan
Ram Padmanabhan
Vice President, Chief Counsel — Corporate and Corporate Secretary

Date: March 21, 2012

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1

$400,000,000 Five-Year Credit Agreement dated as of March 20, 2012 among Aon Corporation, as borrower, the lenders party thereto, Citibank, N.A., as administrative agent, JPMorgan Chase Bank, N.A. and Bank of America, N.A., as syndication agents, The Royal Bank of Scotland Plc and Wells Fargo Bank, National Association, as documentation agents and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner and Smith Incorporated, as joint lead arrangers and joint book managers.